CHIEF EXECUTIVE OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Small Cap Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                /s/ Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Small Cap Index Fund, a series
                                               of Scudder Investments VIT
                                               Funds

CHIEF FINANCIAL OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Small Cap Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                           /s/  Charles A. Rizzo
                                          Charles A. Rizzo
                                          Chief Financial Officer
                                          Small Cap Index Fund, a series
                                          of Scudder Investments VIT
                                          Funds